CUSIP No. 39868T105	13D	Page 21 of 23 Pages

EXHIBIT 99.1

AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13D need be filed with respect to the ownership by each of the undersigned of shares of Common Stock of Gritstone Oncology, Inc.

Date: January 10, 2019

CLARUS LIFESCIENCES III, L.P.

By: Clarus Ventures III GP, L.P., its general partner

By: Blackstone Clarus III L.L.C., its general partner

By: Blackstone Holdings II L.P., its managing member

By: Blackstone Holdings I/II GP Inc., its general partner

By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

CLARUS VENTURES III GP, L.P.

By: Blackstone Clarus III L.L.C., its general partner

By: Blackstone Holdings II L.P., its managing member

By: Blackstone Holdings I/II GP Inc., its general partner

By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

BLACKSTONE CLARUS III L.L.C.

By: Blackstone Holdings II L.P., its managing member

By: Blackstone Holdings I/II GP Inc., its general partner

By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

BLACKSTONE HOLDINGS II L.P.

By: Blackstone Holdings I/II GP Inc., its general partner

By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

BLACKSTONE HOLDINGS I/II GP INC.

By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

[Gritstone Oncology, Inc. - Joint Filing Agreement]

CUSIP No. 39868T105	13D	Page 22 of 23 Pages

THE BLACKSTONE GROUP L.P.

By: Blackstone Group Management L.L.C., its general partner

By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

BLACKSTONE GROUP MANAGEMENT L.L.C.

By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

/s/ Stephen A. Schwarzman
Stephen A. Schwarzman

CLARUS VENTURES III, LLC

By:	/s/ Robert Liptak
Name: Robert Liptak
Title: Manager

*
Nicholas Galakatos

*
Dennis Henner

/s/ Robert Liptak
Robert Liptak

*
Nicholas Simon

*
Kurt Wheeler

*By:	/s/ Robert Liptak
Robert Liptak, as Attorney-in-Fact

This Agreement was executed by Robert Liptak on behalf of the individuals listed above pursuant to a Power of Attorney a copy of which is attached as Exhibit 99.2.

[Gritstone Oncology, Inc. - Joint Filing Agreement]